EVERBANK FINANCIAL CORP BARCLAYS GLOBAL FINANCIAL SERVICES CONFERENCE September 2015

DISCLAIMER THIS PRESENTATION HAS BEEN PREPARED BY EVERBANK FINANCIAL CORP ("EVERBANK" OR THE “COMPANY”) SOLELY FOR INFORMATIONAL PURPOSES BASED ON ITS OWN INFORMATION, AS WELL AS INFORMATION FROM PUBLIC SOURCES. THIS PRESENTATION HAS BEEN PREPARED TO ASSIST INTERESTED PARTIES IN MAKING THEIR OWN EVALUATION OF EVERBANK AND DOES NOT PURPORT TO CONTAIN ALL OF THE INFORMATION THAT MAY BE RELEVANT. IN ALL CASES, INTERESTED PARTIES SHOULD CONDUCT THEIR OWN INVESTIGATION AND ANALYSIS OF EVERBANK AND THE DATA SET FORTH IN THIS PRESENTATION AND OTHER INFORMATION PROVIDED BY OR ON BEHALF OF EVERBANK. EXCEPT AS OTHERWISE INDICATED, THIS PRESENTATION SPEAKS AS OF THE DATE HEREOF. THE DELIVERY OF THIS PRESENTATION SHALL NOT, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE WILL BE NO CHANGE IN THE AFFAIRS OF THE COMPANY AFTER THE DATE HEREOF. CERTAIN OF THE INFORMATION CONTAINED HEREIN MAY HAVE BEEN DERIVED FROM INFORMATION PROVIDED BY INDUSTRY SOURCES. EVERBANK BELIEVES THAT SUCH INFORMATION IS ACCURATE AND THAT THE SOURCES FROM WHICH IT HAS BEEN OBTAINED ARE RELIABLE. EVERBANK CANNOT GUARANTEE THE ACCURACY OF SUCH INFORMATION, HOWEVER, AND HAS NOT INDEPENDENTLY VERIFIED SUCH INFORMATION. THIS PRESENTATION MAY CONTAIN CERTAIN FORWARD-LOOKING STATEMENTS AS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, AND SUCH STATEMENTS ARE INTENDED TO BE COVERED BY THE SAFE HARBOR PROVIDED BY THE SAME. WORDS SUCH AS “OUTLOOK,” “BELIEVES,” “EXPECTS,” “POTENTIAL,” “CONTINUES,” “MAY,” “WILL,” “COULD,” “SHOULD,” “SEEKS,” “APPROXIMATELY,” “PREDICTS,” “INTENDS,” “PLANS,” “ESTIMATES,” “ANTICIPATES” OR THE NEGATIVE VERSION OF THOSE WORDS OR OTHER COMPARABLE WORDS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS BUT ARE NOT THE EXCLUSIVE MEANS OF IDENTIFYING SUCH STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE NOT HISTORICAL FACTS, AND ARE BASED ON CURRENT EXPECTATIONS, ESTIMATES AND PROJECTIONS ABOUT THE COMPANY’S INDUSTRY, MANAGEMENT’S BELIEFS AND CERTAIN ASSUMPTIONS MADE BY MANAGEMENT, MANY OF WHICH, BY THEIR NATURE, ARE INHERENTLY UNCERTAIN AND BEYOND THE COMPANY’S CONTROL. ACCORDINGLY, YOU ARE CAUTIONED THAT ANY SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO CERTAIN RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT. ALTHOUGH THE COMPANY BELIEVES THAT THE EXPECTATIONS REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS ARE REASONABLE AS OF THE DATE MADE, EXPECTATIONS MAY PROVE TO HAVE BEEN MATERIALLY DIFFERENT FROM THE RESULTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. UNLESS OTHERWISE REQUIRED BY LAW, EVERBANK ALSO DISCLAIMS ANY OBLIGATION TO UPDATE ITS VIEW OF ANY SUCH RISKS OR UNCERTAINTIES OR TO ANNOUNCE PUBLICLY THE RESULT OF ANY REVISIONS TO THE FORWARD-LOOKING STATEMENTS MADE IN THIS PRESENTATION. INTERESTED PARTIES SHOULD NOT PLACE UNDUE RELIANCE ON ANY FORWARD-LOOKING STATEMENT AND SHOULD CONSIDER THE UNCERTAINTIES AND RISKS DISCUSSED UNDER THE HEADINGS “RISK FACTORS” AND “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS” IN EVERBANK’S ANNUAL REPORT ON FORM 10-K, QUARTERLY REPORTS ON FORM 10-Q AND IN OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. 2 BARCLAYS GLOBAL FINANCIAL SERVICES CONFERENCE

3 EVERBANK OVERVIEW CORPORATE OVERVIEW • Nationwide banking and lending franchise • Direct retail and commercial lending offices in major MSAs across the country • Branch-light deposit franchise supplemented by high volume financial centers in Florida • Cohesive, experienced management team • Disciplined risk management culture with strong credit performance • 20 consecutive years of profitability • Headquartered in Jacksonville, FL • IPO in May 2012 2Q15 FINANCIAL SUMMARY1 2Q14 2Q15 2Q14 2Q15 TOTAL ASSETS TOTAL DEPOSITS 22% 19% (1) Market data and price performance as of 9/14/2015. A reconciliation of non-GAAP financial measures can be found in the appendix. BARCLAYS GLOBAL FINANCIAL SERVICES CONFERENCE Assets $24.1bn Loans & Leases $19.9bn Deposits $16.5bn Tangible Common Equity per Common Share $13.00 Stock Price $20.08 Market Cap $2.5bn Ticker (NYSE) EVER

4 STRATEGIC FOCUS GENERATE ROBUST CONSUMER AND COMMERCIAL LENDING VOLUMES OPTIMIZE RISK-ADJUSTED RETURNS THROUGH BALANCE SHEET FLEXIBILITY IMPROVE EFFICIENCY AND OPERATING LEVERAGE DEEPEN CONSUMER AND COMMERCIAL CLIENT RELATIONSHIPS MAINTAIN DISCIPLINED RISK MANAGEMENT CULTURE AND STRONG CREDIT PERFORMANCE BARCLAYS GLOBAL FINANCIAL SERVICES CONFERENCE

5 BANKING FRANCHISE OVERVIEW CORE CONSUMER CLIENT CORE COMMERCIAL CLIENT RESIDENTIAL LENDING CONSUMER LENDING WEALTH MANAGEMENT CONSUMER DEPOSITS COMMERCIAL AND CRE LENDING EQUIPMENT AND LENDER FINANCE WAREHOUSE LENDING BUSINESS BANKING EverBank offers a full suite of lending and deposit products to consumer and commercial clients through multiple channels nationwide ASSET BASED LENDING DELIVERY CHANNELS NATIONWIDE NETWORK MOBILE / TABLET ONLINE CONTACT CENTER ATM Diversified, nationwide business model Attractive client base Strong asset origination capabilities Branch-light, omni- channel distribution Enhanced digital banking products and services BARCLAYS GLOBAL FINANCIAL SERVICES CONFERENCE

Commercial Real Estate Loans NATIONWIDE FRANCHISE Retail Lending Offices / Florida Financial Centers Residential Loans Equipment Finance Leases Other Commercial Loans LENDING DEPOSITS EverBank’s national lending and deposit businesses provide geographic diversification and operating efficiency 6 BARCLAYS GLOBAL FINANCIAL SERVICES CONFERENCE

$ 3.1 $ 3.7 $ 4.2 $ 5.5 $ 7.0 $ 8.1 $ 12.0 $ 13.0 $ 18.2 $ 17.6 $ 21.6 $ 24.1 $ 2.5 $ 2.7 $ 3.0 $ 3.9 $ 5.0 $ 6.3 $ 9.7 $ 10.3 $ 13.1 $ 13.3 $ 15.5 $ 16.5 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2Q15 Assets Deposits 7 STRONG BALANCE SHEET GROWTH PROVEN ABILITY TO GROW ASSETS AND DEPOSITS ($BN) BARCLAYS GLOBAL FINANCIAL SERVICES CONFERENCE

Jumbo residential mortgage 58% CRE and other commercial 19% Lender finance 7% Business credit 1% Equipment finance 15% 8 STRONG ORGANIC ORIGINATIONS TOTAL ORIGINATIONS ($BN) 2Q15 YTD RETAINED ORIGINATIONS $1.6 $2.0 $2.6 $1.5 $0.8 $1.9 $3.5 $2.0 $11.3 $12.8 $11.0 $6.5 2012 2013 2014 2Q15 YTD Commercial Retained Residential Retained Loans Sold Retained originations: $3.5bn YTD BARCLAYS GLOBAL FINANCIAL SERVICES CONFERENCE

9 DIVERSIFIED LOAN PORTFOLIO Residential 35% Gov't. insured 19% Other consumer 1% CRE and other commercial 19% Mortgage warehouse finance 11% Lender finance 4% Equipment finance 11% 2Q15 LOANS HFI PORTFOLIO MIX EverBank’s loan portfolio is diversified between consumer and commercial segments LOANS HFI PORTFOLIO ($BN) BARCLAYS GLOBAL FINANCIAL SERVICES CONFERENCE $4.4 $4.8 $6.9 $7.2 $10.1 $11.0 $1.7 $1.8 $5.6 $6.1 $7.7 $8.9 $6.1 $6.5 $12.5 $13.3 $17.8 $19.9 2010 2011 2012 2013 2014 2Q15 Consumer HFI Commercial HFI

OVERVIEW DEPOSIT FRANCHISE 2Q15 DEPOSIT COMPOSITION 2Q15 DEPOSITS BY REGION 10 $8.9 $11.6 $11.4 $12.6 $13.1 $1.4 $1.5 $1.8 $3.0 $3.4 $10.3 $13.1 $13.3 $15.5 $16.5 2011 2012 2013 2014 2Q15 Consumer Commercial TOTAL DEPOSITS ($BN) • Branch-light model well positioned to capitalize on industry trends • Core, mass-affluent consumer clients nationwide who utilize transaction-oriented features such as online bill pay and mobile deposit • Commercial balance growth driven by attractive value proposition • Proven ability to tailor deposit growth with asset growth BARCLAYS GLOBAL FINANCIAL SERVICES CONFERENCE Southeast 35% Mid-Atlantic / Northeast 27% West 16% Midwest 12% Southwest 9% AK/HI/Other 1% Noninterest bearing demand 7% Interest bearing demand 22% Global markets 5% Savings & MMA 31% Time, excluding global markets 35%

ATTRACTIVE DEPOSIT BASE LOYAL CUSTOMERS WITH GROWING BALANCES (1) Average account balance for non-CD bank accounts existing at each point in time, shown from initial year end to June 30, 2015 11 Average Balance of Accounts Existing at Each Period(1) $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 2006 2007 2008 2009 2010 2011 2012 2013 2014 2Q15 2007 2008 2009 2010 2011 2012 2013 2014 BARCLAYS GLOBAL FINANCIAL SERVICES CONFERENCE

CA 26% FL 9% NY 7% NJ 6% TX 6% Other 46% (1) Represents residential loans and government insured pool buyouts at December 31, 2014. $1,399 $3,391 $4,287 $2,759 $5,989 $9,645 $10,850 $8,413 $5,084 2011 2012 2013 2014 2Q15 YTD RESIDENTIAL LENDING OVERVIEW ORIGINATIONS ($MM) RESIDENTIAL LOANS HFI ($MM) • Originates high quality residential loans nationwide • Retail offices in top-50 markets nationwide with emphasis on purchase money and jumbo loans • Attractive preferred borrower profile • ~$820,000 average loan size • ~69% average LTV • ~765 average FICO • ~86% primary residence PORTFOLIO BY GEOGRAPHY1 12 $3,728 $3,949 $5,153 $6,325 $6,899 2011 2012 2013 2014 2Q15 Jumbo Volume BARCLAYS GLOBAL FINANCIAL SERVICES CONFERENCE

GOVERNMENT-INSURED LOAN PORTFOLIO OVERVIEW GOV’T INSURED POOL BUYOUTS HFI ($MM) 13 • Short duration asset with stable, predictable cash flows • Attractive risk-return profile in a period of sustained low rates • Consists of loans that are insured or guaranteed by one of several federal government agencies • Allowance related to these loans is low due to limited / no loss exposure • Extensive historical performance, program and oversight knowledge • Re-performing loans can be re-pooled and securitized in the secondary market $1,912 $3,197 $3,395 $3,595 $3,514 $3,824 14% 21% 20% 20% 19% 19% 0% 5% 10% 15% 20% 25% $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 EoP Balance % of Loans and Leases HFI BARCLAYS GLOBAL FINANCIAL SERVICES CONFERENCE

• Originate commercial real estate loans for the acquisition and refinancing of stabilized CRE for owner users, investors and developers nationwide • Loans backed by single-tenant, multi-tenant and multi-family properties in top-100 markets nationwide • Business re-launched in 2013 after integration of Business Property Lending acquisition • Diversified loan portfolio by both geography and property type COMMERCIAL REAL ESTATE LENDING 2Q15 PORTFOLIO BY PROPERTY TYPE1 2Q15 PORTFOLIO BY GEOGRAPHY1 OVERVIEW Industrial 10% Medical 6% Multifamily 19% Office 21% Retail 24% Warehouse 12% Other 8% CA 15% FL 14% TX 8% IL 5% WI 5% Other 53% LOAN PORTFOLIO ($MM) $3,190 $3,464 $3,555 2013 2014 2Q15 (1) Represents single-tenant and multi-tenant. Excludes Bank of Florida acquired loans. 14 2Q13 YTD: $219 2Q14 YTD: $245 $420 $607 $857 2013 2014 2Q15 YTD LOANS HFI ORIGINATIONS BARCLAYS GLOBAL FINANCIAL SERVICES CONFERENCE

CA 12% TX 10% FL 10% NY 7% NJ 6% Other 55% COMMERCIAL FINANCE • Equipment finance (EF) originates equipment leases and loans nationwide through relationships with over 800 equipment manufacturers, distributors and dealers • Entered into the business through Tygris acquisition in 2010 • Lender finance provides revolving and term credit facilities secured by equipment and receivables to specialty finance companies • $15-$50mm transaction sizes • Diversified across multiple industries LEASE / LOAN PORTFOLIO ($MM) 2Q15 EF PORTFOLIO BY GEOGRAPHY OVERVIEW 2Q15 EF PORTFOLIO BY PRODUCT Healthcare 29% Office Products 22% Industrial 26% Info Tech and Telecom 11% Other 12% 15 LOANS HFI ORIGINATIONS $326 $1,238 $2,032 $2,147 $593 $762 $914 2013 2014 2Q15 $775 $1,317 $517 $372 $272 $240 2013 2014 2Q15 YTD $1,831 $2,794 $3,061 $1,147 $1,588 $757 Equipment Finance Lender Finance BARCLAYS GLOBAL FINANCIAL SERVICES CONFERENCE

2015 SECOND QUARTER HIGHLIGHTS 16 • Adjusted net income available to common shareholders was $44 million, or $0.35 per diluted share, compared to $39 million, or $0.31 per diluted share, in the first quarter 2015 • Adjusted return on average equity (ROE) was 10.7% for the quarter • Hired of an experienced asset based lending team and purchased a $92 million ABL portfolio • Closed on the sale of $5.5 billion of unpaid principal balance of Ginnie Mae MSR to Green Tree Servicing LLC • Increased our consolidated Tier 2 capital through the issuance of $175 million of 5.75% subordinated notes due 2025 Highlights Loan and Deposit Balances Capital and Asset Quality • Portfolio loans HFI of $19.9 billion, an increase of 7% compared to 1Q 2015 • Total originations of $3.5 billion, an increase of 13% compared to 1Q 2015 • Total deposits of $16.5 billion, an increase of 3% compared to 1Q 2015 – Commercial deposits increased 6% to $3.4 billion • Consolidated common equity tier 1 capital ratio of 10.5% and bank tier 1 leverage ratio of 8.6% • Adjusted non-performing assets to total assets of 0.44% • Annualized net charge-offs to average total loans and leases held for investment remained low at 0.10% for the quarter Note: A reconciliation of non-GAAP financial measures can be found in the appendix. BARCLAYS GLOBAL FINANCIAL SERVICES CONFERENCE

17 Note: A reconciliation of non-GAAP financial measures can be found in the appendix. BALANCE SHEET ($MM) INCOME STATEMENT ($MM) KEY METRICS Total revenue 253$ Net interest income, net of provision 161 Noninterest income 84 Noninterest expense 178 Net income 42 GAAP EPS, diluted 0.31$ Adjusted net income 46 Adjusted EPS, diluted 0.35$ Cash and cash equivalents 558$ Total investment securities 1,005 Loans HFS 1,331 Loans and leases HFI, net 19,848 Total assets 24,120 Total deposits 16,484 Total liabilities 22,301 Total shareholders' equity 1,820 2Q15 FINANCIAL SUMMARY Tangible common equity per common share 13.00$ Net interest margin 3.11% Tier 1 leverage ratio (bank) 8.6% Total risk-based capital ratio (bank) 13.2% Common equity tier 1 ratio (consolidated Basel III) 10.5% BARCLAYS GLOBAL FINANCIAL SERVICES CONFERENCE

SOLID LONG TERM FINANCIAL PERFORMANCE

ADJUSTED EARNINGS PER SHARE[1]



2003 – 2014 CAGR: 9%
$0.42
$0.53
$0.63
$0.74
$0.66
$0.41
$0.78
$1.28
$1.11
$1.27
$1.11
$1.13
$0.66
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2Q15 YTD

ADJUSTED RETURN ON AVERAGE EQUITY



14.3%
15.4%
16.3%
16.5%
13.1%
7.4%
11.5%
14.0%
10.7%
12.4%
9.9%
9.2%
10.2%
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2Q15 YTD
EverBank
$5-25bn Banks

TANGIBLE COMMON EQUITY PER SHARE[2]



2003 – 2014 CAGR: 14%
$3.10
$3.60
$4.08
$4.81
$5.39
$6.96
$8.54
$10.65
$10.12
$10.30
$11.57
$12.51
$13.00
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2Q15

ADJUSTED NPA / TOTAL ASSETS[3]



0.66%
2.01%
2.73%
2.11%
1.86%
1.08%
0.65%
0.46%
0.44%
2007 2008 2009 2010 2011 2012 2013 2014 2Q15

(1) *Represents adjusted diluted earnings per common share from continuing operations for 2007-2Q15; 2003-2006 represents GAAP basic earnings per common share from continuing operations. Calculated using adjusted net income attributable to the Company from continuing operations for 2010-2Q15; No material items gave rise to material adjustments prior to the year ended December 31, 2010; 2012 adjusted EPS calculation includes $4.5mm and $1.1mm cash dividends paid to Series A and Series B Preferred shareholders in Q1 and Q2, respectively; a reconciliation of non-GAAP financial measures can be found in the appendix.*

(2) *Represents tangible common equity per share including accumulated other comprehensive loss. A reconciliation of non-GAAP financial measures can be found in the appendix.*

(3) *We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government-insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans and foreclosed property. A reconciliation of non-GAAP financial measures can be found in the appendix.*

BARCLAYS GLOBAL FINANCIAL SERVICES CONFERENCE 18

EverBank

APPENDIX

NON-GAAP RECONCILIATIONS QUARTERLY ADJUSTED NET INCOME 20 June 30, March 31, December 31, September 30, June 30, (dollars and shares in thousands) 2015 2015 2014 2014 2014 Net income 41,567$ 14,230$ 38,021$ 43,519$ 34,782$ Transaction and non-recurring regulatory related expense, net of tax 3,745 1,498 2,502 2,201 1,294 Increase (decrease) in Bank of Florida non-accretable discount, net of tax 159 (967) (205) 198 423 MSR impairment (recovery), net of tax (9,751) 26,879 - (1,904) - Restructuring cost, net of tax 10,667 - (164) - - OTTI credit losses on investment securities (Volcker Rule), net of tax - - - - 425 Adjusted net income 46,387$ 41,640$ 40,154$ 44,014$ 36,924$ Adjusted net income allocated to preferred stock 2,531 2,531 2,531 2,532 2,531 Adjusted net income allocated to common shareholders 43,856$ 39,109$ 37,623$ 41,482$ 34,393$ Adjusted net earnings per common share, diluted 0.35$ 0.31$ 0.30$ 0.33$ 0.27$ Weighted average common shares outstanding, diluted 126,523 126,037 125,646 125,473 125,389 Three Months Ended BARCLAYS GLOBAL FINANCIAL SERVICES CONFERENCE

NON-GAAP RECONCILIATIONS ANNUAL ADJUSTED NET INCOME1 (1) No material items gave rise to adjustments prior to the year ended December 31, 2010. 21 BARCLAYS GLOBAL FINANCIAL SERVICES CONFERENCE (dollars and shares in thousands) 2014 2013 2012 2011 2010 GAAP net income from continuing operations $ 148,082 $ 136,740 $ 74,042 $ 52,729 $ 188,900 Bargain purchase gain on Tygris transaction, net of tax - - - - (68,056) Gain on sale of investment securities due to portfolio repositioning, net of tax - - - - (12,337) Gain on repuchase of trust preferred securities, net of tax - - - (2,910) (3,556) Transaction expense, net of tax 1,075 - 5,355 9,006 5,984 Non-recurring regulatory related expense, net of tax 5,387 48,477 17,733 7,825 - Loss on early extinguishment of acquired debt, net of tax - - - - 6,411 Decrease in fair value of Tygris indemnification asset, net of tax - - - 5,382 13,654 Inc. (Dec.) in Bank of Florida non-accretable discount, net of tax 727 (95) 3,195 3,007 3,837 Impact of change in ALLL methodology, net of tax - - - 1,178 - Adoption of TDR guidance and policy change, net of tax - - 3,709 6,225 - MSR impairment, net of tax (4,967) (58,870) 39,375 24,462 - Tax expense (benefit) related to revaluation of Tygris NUBIL, net of tax - - - 691 (7,840) Restructuring cost, net of tax 466 19,332 - - - OTTI credit losses on investment securities (Volcker Rule), net of tax 425 2,045 - - - Adjusted net income 151,195$ 147,629$ 143,409$ 107,595$ 126,997$ Adjusted net income allocated to preferred stock 10,125 10,125 9,283 22,211 31,619 Adjusted net income allocated to common shareholders 141,070$ 137,504$ 134,126$ 85,384$ 95,378$ Adjusted net earnings per common share, diluted 1.13$ 1.11$ 1.27$ 1.11$ 1.28$ Weighted average common shares outstanding, diluted 125,358 123,949 105,951 77,506 74,589

NON-GAAP RECONCILIATIONS ADJUSTED EFFICIENCY RATIO 22 BARCLAYS GLOBAL FINANCIAL SERVICES CONFERENCE June 30, March 31, December 31, September 30, June 30, (dollars in thousands) 2015 2015 2014 2014 2014 Net interest income 169,025$ 155,438$ 147,436$ 146,336$ 140,191$ Noninterest income 83,814 32,521 75,173 88,214 89,268 Total revenue 252,839 187,959 222,609 234,550 229,459 Adjustment items (pre-tax): MSR impairment (recovery) (15,727) 43,352 - (3,070) - Restructuring cost 96 - (465) - - OTTI losses on securities (Volcker Rule) - - - - 685 Adjusted total revenue 237,208$ 231,311$ 222,144$ 231,480$ 230,144$ oninterest expense 177,968$ 156,042$ 152,657$ 157,753$ 167,320$ djustment items (pre-tax): Transaction expense and non-recurring regulatory related expense (6,041) (2,417) (4,035) (3,550) (2,087) Restructuring cost (17,108) - (200) - - Adjusted noninterest expense 154,819$ 153,625$ 148,422$ 154,203$ 165,233$ GAAP efficiency ratio 70% 83% 69% 67% 73% Adjusted efficiency ratio 65% 66% 67% 67% 72% Three Months Ended

NON-GAAP RECONCILIATIONS

NON-PERFORMING ASSETS (NPAs)

(dollars in thousands)	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	June 30, 2014
Total non-accrual loans and leases	$ 89,168	$ 74,860	$ 76,983	$ 78,872	$ 74,782
Accruing loans 90 days or more past due	-	-	-	-	-
Total non-performing loans (NPL)	89,168	74,860	76,983	78,872	74,782
Other real estate owned (OREO)	16,826	17,588	22,509	24,501	25,530
Total non-performing assets (NPA)	105,994	92,448	99,492	103,373	100,312
Troubled debt restructurings (TDR) less than 90 days past due	14,693	15,251	13,634	16,547	16,687
Total NPA and TDR[(1)]	$ 120,687	$ 107,699	$ 113,126	$ 119,920	$ 116,999
Total NPA and TDR	$ 120,687	$ 107,699	$ 113,126	$ 119,920	$ 116,999
Government-insured 90 days or more past due still accruing	2,901,184	2,662,619	2,646,415	2,632,744	2,424,166
Loans accounted for under ASC 310-30: 90 days or more past due	4,571	5,165	8,448	10,519	23,159
Total regulatory NPA and TDR	$ 3,026,442	$ 2,775,483	$ 2,767,989	$ 2,763,183	$ 2,564,324
Adjusted credit quality ratios excluding government-insured loans and loans accounted for under ASC 310-30:[(1)]					
NPA to total assets	0.44%	0.40%	0.46%	0.50%	0.51%
Credit quality ratios including government-insured loans and loans accounted for under ASC 310-30:					
NPA to total assets	12.49%	11.82%	12.74%	13.39%	12.90%

(1) *We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government-insured pool buyout loans for which payment is insured by the government. We also exclude loans accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans.*

BARCLAYS GLOBAL FINANCIAL SERVICES CONFERENCE 23 EverBank

NON-GAAP RECONCILIATIONS

NON-PERFORMING ASSETS (NPAs)

(dollars in thousands)	December 31, 2014	December 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Total non-accrual loans and leases	$ 76,983	$ 85,910	$ 156,629	$ 193,478	$ 213,838	$ 194,951
Accruing loans 90 days or more past due	-	-	-	6,673	1,754	1,362
Total non-performing loans (NPL)	76,983	85,910	156,629	200,151	215,592	196,313
Other real estate owned (OREO)	22,509	29,034	40,492	42,664	37,450	24,087
Total non-performing assets (NPA)	99,492	114,944	197,121	242,815	253,042	220,400
Troubled debt restructurings (TDR) less than 90 days past due	13,634	76,913	90,094	92,628	70,173	95,482
Total NPA and TDR[1]	$ 113,126	$ 191,857	$ 287,215	$ 335,443	$ 323,215	$ 315,882
Total NPA and TDR	$ 113,126	$ 191,857	$ 287,215	$ 335,443	$ 323,215	$ 315,882
Government-insured 90 days or more past due still accruing	2,646,415	1,039,541	1,729,877	1,570,787	553,341	589,842
Loans accounted for under ASC 310-30: 90 days or more past due	8,448	10,083	79,984	149,743	195,425	-
Total regulatory NPA and TDR	$ 2,767,989	$ 1,241,481	$ 2,113,604	$ 2,075,429	$ 1,091,147	$ 905,724
Adjusted credit quality ratios excluding government-insured loans and loans accounted for under ASC 310-30:[1]						
NPA to total assets	0.46%	0.65%	1.08%	1.86%	2.11%	2.73%
Credit quality ratios including government-insured loans and loans accounted for under ASC 310-30:						
NPA to total assets	12.74%	6.60%	11.09%	15.20%	8.50%	10.05%

(1) *We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government-insured pool buyout loans for which payment is insured by the government. We also exclude loans accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans.*

BARCLAYS GLOBAL FINANCIAL SERVICES CONFERENCE 24 EverBank

NON-GAAP RECONCILIATIONS TANGIBLE COMMON EQUITY TANGIBLE COMMON EQUITY (dollars in millions) 2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 Shareholders' equity $ 1,748 $ 1,621 $ 1,451 $ 968 $ 1,013 $ 554 $ 411 $ 239 $ 213 $ 185 $ 165 $ 144 Less: Goodwill 47 47 47 10 10 0 0 2 0 0 0 0 ss: Other intangible assets 4 6 8 7 9 - 1 3 4 6 7 Tangible equity 1,697$ 1,568$ 1,396$ 950$ 994$ 554$ 410$ 235$ 209$ 180$ 159$ 13$ Less: P rpetual preferred stock 150 150 150 - - - - - - - - - Tangible common equity 1,547$ 1,418$ 1,246$ 950$ 994$ 554$ 410$ 235$ 209$ 180$ 159$ 137$ 25 BARCLAYS GLOBAL FINANCIAL SERVICES CONFERENCE June 30, March 31, December 31, September 30, June 30, (dollars and shares in thousands) 2015 2015 2014 2014 2014 Shareholders' equity 1,819,821$ 1,757,812$ 1,747,594$ 1,721,023$ 1,679,448$ Less: Goodwill 46,859 46,859 46,859 46,859 46,859 Intangible assets 2,651 3,178 3,705 4,232 4,759 Tangible equity 1,770,311$ 1,707,775$ 1,697,030$ 1,669,932$ 1,627,830$ Less: Perpetual preferred stock 150,000 150,000 150,000 150,000 150,000 Tangible common equity 1,620,311$ 1,557,775$ 1,547,030$ 1,519,932$ 1,477,830$ End of period common shares outstanding 124,612 124,133 123,679 122,994 122,919

NON-GAAP RECONCILIATIONS REGULATORY CAPITAL(1) (BANK LEVEL) 26 June 30, March 31, December 31, September 30, June 30, (dollars in thousands) 2015 2015 2014 2014 2014 Shareholders' equity 2,000,597$ 1,793,270$ 1,789,398$ 1,769,205$ 1,714,454$ Less: Goodwill and other intangibles (47,253) (47,442) (49,589) (49,957) (50,328) Disallowed servicing asset (31,625) (46,302) (32,054) (23,524) (29,028) Disallowed deferred tax asset - (659) - - (61,737) Add: ccumulated losses on securities and cash flow hedges 47,179 68,225 64,002 49,516 52,121 Tier 1 capital 1,968,898 1,767,092 1,771,757 1,745,240 1,625,482 Add: Allowance for loan and lease losses 67,196 62,846 60,846 57,245 56,728 Total regulatory capital 2,036,094$ 1,829,938$ 1,832,603$ 1,802,485$ 1,682,210$ Adjusted total assets 23,000,873$ 21,732,119$ 21,592,849$ 20,480,723$ 19,660,793$ Risk-weighted assets 15,464,920 14,822,821 13,658,685 12,869,352 12,579,476 BARCLAYS GLOBAL FINANCIAL SERVICES CONFERENCE (1) Calculated under Basel III for periods beginning March 31, 2015. Calculated under Basel I for periods through December 31, 2014.

NON-GAAP RECONCILIATIONS REGULATORY CAPITAL (EFC CONSOLIDATED) 27 BARCLAYS GLOBAL FINANCIAL SERVICES CONFERENCE June 30, March 31, December 31, September 30, June 30, (dollars in thousands) 2015 2015 2014 2014 2014 Shareholders' equity 1,819,821$ 1,757,812$ 1,747,594$ 1,721,023$ 1,679,448$ Less: Preferred stock (150,000) (150,000) (150,000) (150,000) (150,000) Goodwill and other intangibles (47,253) (47,310) (49,589) (49,957) (50,328) Disallowed servicing asset (44,798) (53,648) (32,054) (23,524) (29,028) Disallowed deferred tax asset - (634) - - (61,737) Add: Accumulated losses on securities and cash flow hedges 48,659 69,893 65,597 51,108 53,936 Common tier 1 capital 1,626,429 1,576,113 1,581,548 1,548,650 1,442,291 Add: Preferred stock 150,000 150,000 150,000 150,000 150,000 Add: Additional tier 1 capital (trust preferred securities) 103,750 103,750 103,750 103,750 103,750 Tier 1 capital 1,880,179 1,829,863 1,835,298 1,802,400 1,696,041 Add: Subordinated notes payable 172,702 - - - - Add: Allowance for loan and lease losses 62,846 62,846 60,846 57,245 56,728 Total regulatory capital 2,115,727$ 1,892,709$ 1,896,144$ 1,859,645$ 1,752,769$ Adjusted total assets 22,997,941$ 21,738,727$ 21,601,742$ 20,487,969$ 19,666,663$ Risk-weighted assets 15,454,736 14,819,123 13,665,981 12,875,007 12,583,537